UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

EMC INSURANCE GROUP INC
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2007, the Board of Directors of the Registrant approved the terms of compensation to be paid to non-employee directors for the ensuing year, effective as of May 24, 2007 (the date of the Company’s Annual Meeting of Stockholders). Compensation for non-employee directors includes an annual retainer of $20,000, board and committee meeting attendance fees of $1,500 per meeting and reimbursement of travel and business expenses. In addition, the chair of the board of directors shall receive an annual fee of $4,000 and the chairs of each board committee, excluding the audit committee, shall receive an annual fee of $4,000. The chair of the audit committee shall receive an annual fee of $8,000. Non-employee directors are also entitled to receive $1,500, and reimbursement of travel and business expense, for each day that they attend an approved educational program or seminar. The non-employee directors are also eligible to participate in Employers Mutual’s Non-Employee Director Stock Option Plan. Under this plan, directors are granted an option to purchase the Company’s common stock in an amount up to 100 percent of their annual retainer at an option price equal to 75 percent of the fair market value of the common stock on the option exercise date.

The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company’s business. When the Company use the words “believe”, “expect”, “anticipate”, “estimate”, or similar expressions, the Company intends to identify forward-looking statements. Undue reliance should not be placed on these forward-looking statements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 12, 2007, the Board of Directors of the Registrant adopted an amendment to Article III Section 2 of the Registrant’s By-Laws. The amendment changed the number of directors from eight to seven. The amended By-Laws of the Registrant are filed herewith as Exhibit 3(b).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3(b)	By-Laws

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President & Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

March 15, 2007

EXHIBIT INDEX

Exhibit Number	Description

3(b)	By-Laws